UBS U.S. Allocation Fund

UBS Investment Trust | Supplement

Supplement to the Prospectus and Statement of Additional Information ("SAI"), each dated December 29, 2016

March 1, 2017

Dear Investor,

The purpose of this supplement is to update information regarding the portfolio managers of UBS U.S. Allocation Fund (the "fund"), a series of UBS Investment Trust. Effective immediately, Andreas Koester is no longer a portfolio manager of the fund, and Gregor Hirt and Paul Lang will assume portfolio management responsibilities for the fund.

Accordingly, effective immediately, the Prospectus and the SAI are hereby revised as follows:

All references and disclosure related to Andreas Koester as a portfolio manager of the fund are removed.

The section captioned "UBS U.S. Allocation Fund—Fund Summary" and sub-captioned "Portfolio manager" beginning on page 9 of the Prospectus is revised by replacing that section in its entirety with the following:

Portfolio managers

• Gregor Hirt, Portfolio Manager, and Paul Lang, Portfolio Manager, have been portfolio managers of the fund since March 2017.

The section captioned "Management" and sub-captioned "Portfolio manager" beginning on page 32 of the Prospectus is revised by replacing that section in its entirety with the following:

Portfolio managers

UBS AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

The portfolio's asset allocation is team-managed by the Investment Solutions Portfolio Management Team. Gregor Hirt and Paul Lang are the lead portfolio managers for the fund. As portfolio managers, Messrs. Hirt and Lang have responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives. Messrs. Hirt and Lang also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests, which aids in research and idea generation. They also have access to certain members of the fixed-income

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and equities investment management teams, each of whom may be at certain times (at the discretion of the lead portfolio managers) allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction.

Mr. Hirt is Head of EMEA and Switzerland Portfolio Management for Investment Solutions. He has overall responsibility for setting strategy across all relative oriented mandates and funds. Mr. Hirt is a voting member of the Investment Committee, and conducts research and analysis in support of asset allocation strategy setting. Mr. Hirt joined UBS AM in 2014 having previously worked at Schroder Investment Management where he was Head of European Multi-Asset Solutions and a voting member of their global asset allocation and fund selection investment committees. Mr. Hirt was also Chief Investment Officer for Schroder in Switzerland. Prior to joining Schroder in 2006, he worked for Credit Suisse in various portfolio management and research roles in Zürich and New York. Mr. Hirt is a Certified EFFAS Financial Analyst (CEFA/AZEK) and a Chartered Alternative Investment Analyst (CAIA).

Mr. Lang is a Portfolio Manager within the Investment Solutions team. His primary focus is designing, implementing, and managing traditional and custom discretionary portfolios, including one of the largest corporate strategic partnerships in the US. From September 2011 until joining UBS AM in January 2014, Mr. Lang held quantitative analyst and manager positions at Prudential Financial, where he supported the Institutional Stable Value business through product design, stochastic modeling and pricing of the USD 100+ billion portfolio. Mr. Lang is a CFA charter holder and member of the CFA Society of Chicago.

The SAI provides additional information about the compensation, any other accounts managed, and any fund shares held by Messrs. Hirt and Lang.

The section captioned "Portfolio manager" beginning on page 51 of the SAI is revised by replacing the heading and the first paragraph of that section in their entirety with the following:

Portfolio managers

UBS AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The portfolio managers who are primarily responsible for the day-to-day management of the fund are Gregor Hirt and Paul Lang. The following tables provide information relating to accounts managed by Messrs. Hirt and Lang as of December 31, 2016.

The same section of the SAI is revised by deleting the table in that section in its entirety and inserting the following tables:

Gregor Hirt:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	8	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$2,449	$1,754
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Paul Lang:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The same section of the SAI is revised by replacing the last paragraph of that section in its entirety with the following:

As of December 31, 2016, Messrs. Hirt and Lang did not own any shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.